SUPPLEMENT TO THE FIDELITY ASSET MANAGER: INCOME FEBRUARY 17, 1997
PROSPECTUS
The following information replaces similar information found in "Breakdown of Expenses" on page 14 :
MANAGEMENT FEE
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.